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                                  EXHIBIT 21.01

                   VALERO ENERGY CORPORATION AND SUBSIDIARIES
                             AS OF JANUARY 31, 2004


NAME OF ENTITY                                       STATE OF INCORPORATION/ORGANIZATION
--------------                                       -----------------------------------
585043 ONTARIO LIMITED                               Ontario
AUTOTRONIC SYSTEMS, INC.                             Delaware
BAY AREA PETROCHEMICALS COMPANY, L.L.C.              Delaware
BIG DIAMOND, INC.                                    Texas
BIG DIAMOND NUMBER 1, INC.                           Texas
CANADIAN ULTRAMAR COMPANY                            Nova Scotia
COLONNADE ASSURANCE LIMITED                          Bermuda
COLONNADE VERMONT INSURANCE COMPANY                  Vermont
COLORADO REFINING COMPANY                            Colorado
CORPUS CHRISTI EAT, LLC                              Delaware
DIAMOND OMEGA COMPANY, L.L.C.                        Delaware
DIAMOND SECURITY SYSTEMS, INC.                       Delaware
DIAMOND SHAMROCK ARIZONA, INC.                       Delaware
DIAMOND SHAMROCK BOLIVIANA, LTD.                     California
DIAMOND SHAMROCK LEASING, INC.                       Delaware
DIAMOND SHAMROCK REFINING AND MARKETING              Delaware
     COMPANY
DIAMOND SHAMROCK REFINING COMPANY, L.P.              Delaware
DIAMOND SHAMROCK STATIONS, INC.                      Delaware
DIAMOND UNIT INVESTMENTS, L.L.C.                     Delaware
DSRM NATIONAL BANK                                   U.S.A.
EMERALD MARKETING, INC.                              Texas
EMERALD PIPE LINE CORPORATION                        Delaware
HUNTWAY REFINING COMPANY                             Delaware
INTEGRATED PRODUCT SYSTEMS, INC.                     Delaware
METRO OIL CO.                                        Michigan
NATIONAL CONVENIENCE STORES INCORPORATED             Delaware
NATIONAL MONEY ORDERS INCORPORATED                   Texas
OCEANIC TANKERS AGENCY LIMITED                       Quebec
PAULSBORO EAT, LLC                                   Delaware
PETRO/CHEM ENVIRONMENTAL SERVICES, INC.              Delaware
RIVERWALK LOGISTICS, L.P.                            Delaware
ROBINSON OIL COMPANY (1987) LIMITED                  Nova Scotia
SCHEPPS FOOD STORES, INC.                            Texas
SHAMROCK VENTURES, LTD.                              Bermuda
SIGMOR BEVERAGE, INC.                                Texas
SIGMOR CORPORATION                                   Delaware
SIGMOR NUMBER 5, INC.                                Texas
SIGMOR NUMBER 43, INC.                               Texas
SIGMOR NUMBER 79, INC.                               Texas
SIGMOR NUMBER 80, INC.                               Texas
SIGMOR NUMBER 103, INC.                              Texas
SIGMOR NUMBER 105, INC.                              Texas
SIGMOR NUMBER 119, INC.                              Texas
SIGMOR NUMBER 125, INC.                              Texas
SIGMOR NUMBER 140, INC.                              Texas
SIGMOR NUMBER 156, INC.                              Texas

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


SIGMOR NUMBER 170, INC.                              Texas
SIGMOR NUMBER 178, INC.                              Texas
SIGMOR NUMBER 181, INC.                              Texas
SIGMOR NUMBER 196, INC.                              Texas
SIGMOR NUMBER 206, INC.                              Texas
SIGMOR NUMBER 232, INC.                              Texas
SIGMOR NUMBER 238, INC.                              Texas
SIGMOR NUMBER 239, INC.                              Texas
SIGMOR NUMBER 259, INC.                              Texas
SIGMOR NUMBER 363, INC.                              Texas
SIGMOR NUMBER 422, INC.                              Texas
SIGMOR NUMBER 605, INC.                              Texas
SIGMOR NUMBER 606, INC.                              Texas
SIGMOR NUMBER 611, INC.                              Texas
SIGMOR NUMBER 613, INC.                              Texas
SKIPPER BEVERAGE COMPANY, INC.                       Texas
STOP 'N GO MARKETS OF TEXAS, INC.                    Texas
SUNSHINE BEVERAGE COMPANY                            Texas
TEXAS CITY EAT, LLC                                  Delaware
TEXAS SUPER DUPER MARKETS, INC.                      Texas
THE SHAMROCK PIPE LINE CORPORATION                   Delaware
TOC-DS COMPANY                                       Delaware
TPI PETROLEUM, INC.                                  Michigan
TPI PIPELINE CORPORATION                             Michigan
UDS CAPITAL I                                        Delaware
UDS CAPITAL II                                       Delaware
UDS FUNDING I, L.P.                                  Delaware
UDS LOGISTICS, LLC                                   Delaware
UDS SERVICES, INC.                                   Delaware
ULTRAMAR ACCEPTANCE INC.                             Canada
ULTRAMAR D.S., INC.                                  Texas
ULTRAMAR ENERGY INC.                                 Delaware
ULTRAMAR INC.                                        Nevada
ULTRAMAR LTEE / ULTRAMAR LTD.                        Canada
ULTRAMAR SERVICES INC.                               Canada
VALERO CANADA FINANCE, INC.                          Delaware
VALERO CANADA L.P.                                   Newfoundland
VALERO CAPITAL CORPORATION                           Delaware
VALERO CLAIMS MANAGEMENT, INC.                       Texas
VALERO CHOPS GP, L.L.C.                              Delaware
VALERO CHOPS I, L.P.                                 Delaware
VALERO CHOPS II, L.P.                                Delaware
VALERO CORPORATE SERVICES COMPANY                    Delaware
VALERO CUSTOMS & TRADE SERVICES, INC.                Delaware
VALERO ENERGY CORPORATION (parent)                   Delaware
VALERO DIAMOND, L.P.                                 Texas
VALERO FINANCE L.P. I                                Newfoundland
VALERO FINANCE L.P. II                               Newfoundland
VALERO FINANCE L.P. III                              Newfoundland
VALERO GP, INC.                                      Delaware
VALERO GP, LLC                                       Delaware
VALERO HOLDINGS, INC.                                Delaware
VALERO INTERNACIONAL, S. de R.L. de C.V.             Mexico
VALERO JAVELINA, INC.                                Delaware
VALERO JAVELINA, L.P.                                Delaware

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


VALERO LOGISTICS OPERATIONS, L.P.                    Delaware
*VALERO L.P.                                         Delaware
VALERO MARKETING AND SUPPLY COMPANY                  Delaware
VALERO MTBE INVESTMENTS COMPANY                      Delaware
VALERO NATURAL GAS PIPELINE COMPANY                  Delaware
VALERO OMEGA COMPANY, L.L.C.                         Delaware
VALERO PRODUCING COMPANY                             Delaware
VALERO REFINING AND MARKETING COMPANY                Delaware
VALERO REFINING COMPANY-CALIFORNIA                   Delaware
VALERO REFINING COMPANY-LOUISIANA                    Delaware
VALERO REFINING COMPANY-NEW JERSEY                   Delaware
VALERO REFINING-NEW ORLEANS, L.L.C.                  Delaware
VALERO REFINING-TEXAS, L.P.                          Texas
VALERO ULTRAMAR HOLDINGS, INC.                       Delaware
VALERO UNIT INVESTMENTS, L.L.C.                      Delaware
VALLEY SHAMROCK, INC.                                Texas
VMGA COMPANY                                         Texas
WILMINGTON EAT, LLC                                  Delaware
XCEL PRODUCTS COMPANY, INC.                          Texas



*        Valero owns about 46%.


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